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                                     STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                NOVEMBER 25, 2005
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                      FINANCIAL TELECOM LIMITED (USA), INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

              1701 - 689 GUANGDONG ROAD, SHANGHAI, PR CHINA 200001
                    (Address of Principal Executive Offices)

                                 +86-21-33040830
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS


Item 2.01 Completion of Acquisition of Assets                  3
Item 3.02 Unregistered Sale of Equity Securities               3
Item 5.01 Changes in Control of Registrant                     3
Item 5.02 Departure and Election of Directors                  4
Item 9.01 Exhibit: Press Release                               4
Signature                                                      5



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Item 2.01 Completion of Acquisition of Assets

Effective November 25, 2005, the Registrant completed the acquisition of a seventy-five percent (75%) equity stake in MK Aviation, S.A., of The Republic of Panama, pursuant to the Share Exchange Agreement reported earlier in the 8K Current Report filed earlier by the Registrant on October 20, 2005.

The assets acquired are 75 common shares of the 100 total issued and outstanding common shares of MK Aviation, S.A.

The shares of MK Aviation S.A., are purchased from Mr. M. Kraselnick, of Panama, who had no material relationship prior, other than in respect of the transaction, between him and the Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of any such director or officer.

The total consideration given by the Registrant is 372,430,363 shares of the Registrant's common stock. No cash or cash-equivalent consideration is given.

Item 3.02 Unregistered Sale of Equity Securities

Title of Securities issued:                  common shares
Number of Securities issued:                 372,430,363 shares
Date issued:                                 November 25, 2005

The securities are issued for non-cash consideration, in exchange for 75 common shares of MK Aviation, S.A., as disclosed in Item 2.01 of this Form 8K Current Report.

The issuance is exempt from registration, as it is classified as a sale by the issuer in an offshore transaction, pursuant to Rule 903 of the Securities Act of 1933 as amended.

The securities do not have warrants or options representing equity securities.

Item 5.01 Changes in Control of Registrant

The person acquiring control is Mr. M. Kraselnick, of Panama.

The date the control is acquired is November 25, 2005. The control over the Registrant is acquired by the issuance of shares by the Registrant to acquire the 75% equity stake in MK Aviation SA.

The basis for the acquisition of control of the Registrant is the issuance of 272,430,363 shares of the Registrant's common stock, issued to Mr Kraselnick directly, pursuant to the Share Exchange Agreement between him and the Registrant. The shares acquired by Mr Kraselnick represent 54.86% of the outstanding and issued common shares of the Registrant's common stock. The shares issued to Mr Kraselnick were not issued previously to any other party, and were allotted from the authorized share capital of the Registrant.


                                       3


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No part of the consideration is used by the acquirer

No funds were used other than shares. The consideration issued by Mr. Kraselnick is 75 common shares issued by MK Aviation SA and owned by him. No cash is issued as consideration. Control was not assumed from an other party

As disclosed in Item 5.02 of this 8K Current Report, Mr Kraselnick has been appointed to the Board of the Registrant. Apart from the above noted issuance and appointment, there are no other arrangements made between Mr Kraselnick and the Registrant or its affiliates, associates, or directors.

         Title of Class    Name and address of beneficial owner       Amount and nature of    Percent
                                                                        beneficial owner      of Class
         Common shares     Mr. M. Kraselnick                           272,430,363 shares      54.86%
                           Floor 10, Calle 52 y Elvira Mendez           direct ownership
                           Panama City


Item 5.02 Departure and Election of Directors

The following Directors have resigned voluntarily, and without dissent, from the Board, effective November 25, 2005:
(a)      Mr. Stephen Tang, resigning as Director and Chairman
(b)      Mr. Li Wai Kong resigning as Director
(c)      Mr. Jimmy Liu, resigning as Director and member of Audit Committee

The following Directors are appointed to the Board, effective November 25, 2005, to hold Board seats until the next Annual Meeting of the Registrant's
Shareholders:
(a)      Mr. Moredechay Kraselnick, as Director and Chairman
(b)      Mr. Arial Kraselnick, as Director
(c)      Mr. Donald Paynter, as Director

Other than in respect of the transaction noted in this 8K Current Report, none of the appointed Directors had any direct or indirect material interest in any transaction during the past 2 years to which the Registrant was or is to be a party, or proposed transaction.

The resigning Directors have not furnished written correspondence concerning the circumstances of their resignations.


Item 9.01 Exhibit:

         99.1     Press Release


                                       4


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Financial Telecom Limited (USA), Inc.
                                                                    (REGISTRANT)

Date: November 25, 2005

                                                              By: /s/ David Chen
                                              ----------------------------------
                                                                      David Chen
                                                         Chief Executive Officer


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